SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 19, 1999


                            THE PROFIT RECOVERY GROUP
                               INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)

                         Commission File Number 0-28000

                 Georgia                                    58-2213805
      (State or other jurisdiction of               (IRS Employer Identification
               incorporation)                                   No.)




                  2300 Windy Ridge Parkway
                     Suite 100 North
                        Atlanta, Georgia                         30339-8426
          (Address of principal executive offices)              (Zip Code)



        Registrant's telephone number including area code (770) 779-3900





          (Former name or former address, if changed since last report)
                                       N/A




878614v2
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On August 19, 1999, The Profit Recovery Group International, Inc., a Georgia corporation (the "Company"), acquired all of the outstanding capital stock and other equity interests of Meridian VAT Corporation Limited, an Irish company ("Meridian"), pursuant to the terms of a Share Purchase Agreement (the "Agreement") dated August 19, 1999 by and among the Company, all equity holders of Meridian (the "Vendors") and Mr. Nathan Kirsch. Meridian specializes in the recovery of value-added taxes paid on business expenses for corporate clients and is the largest provider of business VAT reclaim worldwide.

         Pursuant to the Agreement, the total aggregate consideration paid to the former equity holders of Meridian consisted of 6,114,375 shares of the Company's common stock. The consideration given to acquire the outstanding equity interests of Meridian was determined as a result of arm's length negotiations among unrelated parties, and the acquisition will be accounted for as a pooling of interests.

         The description of the acquisition contained herein is qualified in its entirety by reference to the Agreement dated August 19, 1999 by and among the Company, the Vendors and Mr. Nathan Kirsh attached hereto as Exhibit 2.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

         Not applicable.

         (b)      Pro Forma Financial Information.

         Not applicable.

         (c)      Exhibits.

Exhibit
Number                              Description

2.1* Share Purchase Agreement dated as of August 19, 1999 among the Company, the Vendors and Mr. Nathan Kirsh.

4.1 Registration Rights Agreement among the Company and the Vendors dated August 19, 1999.

99.1 The Profit Recovery Group International, Inc. Press Release dated August 19, 1999.


         * In accordance with Item 601(b)(2) of Regulation S-K, the Schedules have been omitted and a list briefly describing the schedules is contained at the end of the Exhibit. The Company will furnish supplementally a copy of any omitted schedule to the Commission upon request.


                                      -2-
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE PROFIT RECOVERY GROUP
                                       INTERNATIONAL, INC.



Date:  September 2, 1999              By: /s/ Scott L. Colabuono
                                          --------------------------------------
                                           Scott L. Colabuono
                                           Executive Vice President and
                                           Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number                              Description

2.1* Share Purchase Agreement dated as of August 19, 1999 among the Company, the Vendors and Mr. Nathan Kirsh.

4.1 Registration Rights Agreement among the Company and the Vendors dated August 19, 1999.

99.1 The Profit Recovery Group International, Inc. Press Release dated August 19, 1999.

--------------------


         * In accordance with Item 601(b)(2) of Regulation S-K, the Schedules have been omitted and a list briefly describing the schedules is contained at the end of the Exhibit. The Company will furnish supplementally a copy of any omitted schedule to the Commission upon request.